Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.



                                                         /s/ Arthur Andersen LLP

Washington, D.C.
April 14, 1999





Securities and Exchange Commission
January 11, 1996
Page 2